UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2020

YAYYO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39132	81-3028414
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

433 N. Camden Drive, Suite 600 Beverly Hills, California	90210
(Address of registrant’s principal executive offices)	(Zip code)

(310) 926-2643

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2020, Kevin F. Pickard resigned from his position as Director, Chief Financial Officer and Secretary of YayYo, Inc. (the “Company”). Mr. Pickard’s resignation as a Director was not because of a disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

The Company has provided Mr. Pickard with a copy of the disclosures it is making in response to this Item 5.02 and will provide him with the opportunity to furnish the Company with a letter addressed to it stating whether he agrees with the statements made by the Company in response to this Item 5.02 and, if not, stating the respects in which he does not agree. The Company will file any letter received by it from Mr. Pickard with the Commission as an exhibit by an amendment to this Form 8-K within two business days after receipt by the Company.

On April 3, 2020, the Company’s board of directors appointed Ryan Saathoff as Chief Financial Officer of the Company. Since September 2013, Mr. Saathoff has been a Managing Partner of RG Alliance Group, which provides financial reporting and consulting services to companies. RG Alliance has been providing day-to-day accounting services for the Company and will continue to do so.

Since October 1999 he has also been President, Chief Financial Officer and Chairman of Now Express Cartage, Inc., a local trucking business. From February 2010 to August 2013 he was Chief Operating Officer and Consulting Chief Financial Officer to TGG Accounting, a finance and operations consulting firm. From June 1996 to October 1999, he was Controller of WorldTrans Services Inc., a transportation business.

Mr. Saathoff earned and Associates Degree from Palomar College and a Bachelor of Arts degree from California State University, San Marcos (1996).

Mr. Saathoff will receive a salary of $3,000 per month from the Company. He has no employment of other compensation arrangements with the Company at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2020	YAYYO, INC.

	By:	/s/ Ramy El-Batrawi
	Name:	Ramy El-Batrawi
	Title:	Chief Executive Officer